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                                                                    EXHIBIT 10.2

                           MICROFINANCIAL INCORPORATED

                                10-M Commerce Way
                                Woburn, MA 01801

                           WARRANT PURCHASE AGREEMENT

Fleet National Bank, as Agent
111 Westminster Street
Providence, Rhode Massachusetts 02110

The Lenders on the
signature page attached hereto

                                                                  April 14, 2003

Ladies and Gentlemen:

             The undersigned, MicroFinancial Incorporated, a Massachusetts corporation (the "Company"), agrees to issue and sell to Fleet National Bank, a national banking association ("Fleet"), Banknorth, N.A., ("Banknorth"), Brown Brothers Harriman & Co. ("Brown Bros."), Citibank ("Citibank"), Citizens Bank of Massachusetts ("Citizens"), Keybank National Association ("Key"), National City Bank ("National City"), U.S. Bank ("U.S. Bank") and Union Bank of California, N.A. ("UBOC" and together with Fleet, Banknorth, Brown Bros., Citibank, Citizens, Key, National City and U.S. Bank, the "Lenders") the Common Stock Purchase Warrants of the Company in the form of Exhibit A hereto, all being on the terms and subject to the conditions contained in this Agreement.

             Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                              CERTAIN DEFINED TERMS

         As used herein, the following terms shall have the respective meanings assigned to them in this Article I:

         "Articles of Organization" shall have the meaning ascribed to that term in Section 2.1(a) hereof.

         "Closing" shall have the meaning ascribed to that term in Article IV hereof.

         "Closing Date" means the date of the Closing.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" shall have the meaning ascribed to that term in
Section 2.1(a) hereof.

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         "Company" shall have the meaning ascribed to that term in the preamble hereto.

         "GAAP" shall have the meaning ascribed to that term in the Loan Agreement.

         "Investor Consent" means, at any particular date, the consent, approval or vote of the Majority Investors.

         "Investors" means, collectively, (i) each Lender so long as such Lender shall continue to own and hold of record any of the Securities, (ii) each Permitted Transferee of a Lender so long as such Permitted Transferee shall continue to own and hold of record any of the Securities, and (iii) each Permitted Transferee of any other Investor so long as such Permitted Transferee shall continue to own and hold of record any of the Securities.

         "Lenders" shall have the meaning ascribed to that term in the preamble hereto.

         "Loan Agreement" means that certain Fourth Amended and Restated Loan Agreement, as amended or modified from time to time, dated as of August 22, 2000, by and among Leasecomm Corporation (the "Borrower"), the Lenders, the other lending institutions party thereto and the Agent (as defined therein).

         "Majority Investors" means those Investors holding at least 50.1% of the Common Stock issued or issuable upon exercise of the Warrants.

         "NASDAQ" means the National Association of Securities Dealers automated quotation system.

         "Permitted Transferee" means any Person.

         "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Registration Rights Agreement" means that certain Registration Rights Agreement dated April __, 2003 among the Company and the Lenders.

         "Securities" means the Warrants and the Warrant Shares.

         "Securities Act" means the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

         "Subsidiary" means, in relation to the Company at any particular time, any other corporation more than fifty percent (50%) of the outstanding voting shares in the capital of which shall be owned or controlled (whether directly or indirectly) by the Company and/or by any one or more of the Company's other Subsidiaries.

         "Warrants" shall have the meaning ascribed to that term in Section 2.2(a) hereof and shall in any event include all other warrants delivered in exchange or in substitution therefor.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

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                                   ARTICLE II

                         REPRESENTATIONS OF THE COMPANY

             The Company represents and warrants to the Lenders as follows:

         SECTION 2.1. CAPITALIZATION OF COMPANY.

         (a) The authorized capital stock of the Company will, on and as of the Closing Date, consist of (i) 25,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), of which 13,141,800 shares were outstanding as of April 14, 2003, and (ii) 5,000,000 shares of preferred stock, of which no shares are outstanding as of April 14, 2003. A description of the capital stock and of the voting powers, rights, and privileges thereof is stated in the Company's Articles of Organization (herein, the "Articles of Organization")

         (b) Except as set forth in Schedule 2.1(b) hereto, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

         SECTION 2.2.  AUTHORIZATION OF WARRANTS.

         (a) The Company will, prior to the Closing Date, duly and properly authorize the issuance to each of the Lenders (i) a Warrant evidencing rights to purchase shares of the Company's Common Stock (each a "Warrant" and collectively, the "Warrants") and (ii) the shares of Common Stock issuable by the Company upon exercise of the Warrants.

         (b) The Warrants will be exercisable commencing as of June 30, 2004 in accordance with the terms thereof at a price, subject to adjustment as therein provided,of eighty-two and one-half cents ($.82 1/2 ) per Warrant Share. The Warrants will be in substantially the form of Exhibit A annexed to this Agreement.

         SECTION 2.3  ADDITIONAL REPRESENTATIONS.

         (a) Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company. The Company has all requisite corporate power and authority to carry on its business as now conducted and to carry out the transactions contemplated hereby.

         (b) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Warrants, this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement, the Warrants and the Registration Rights Agreement shall

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constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles, and except as the same may be limited by the indemnification obligations of the Company under the Registration Rights Agreement. The Company has all requisite corporate power to enter into this Agreement, the Warrants and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement, the Warrants and the Registration Rights Agreement.

         (c) Valid Issuance of the Shares. The Warrant Shares will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable and not subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or others.

         (d) Financial Statements. The Company shall, by April 14, 2003, furnish to each Investor its audited Statements of Income, Stockholders' Equity and Cash Flows for the fiscal year ended December 31, 2002 and its audited Consolidated Balance Sheet as of December 31, 2002. All such financial statements are hereinafter referred to collectively as the "Financial Statements". The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Company and the results of its operations as of the date and for the period indicated thereon. Since December 31, 2002, there has been no material adverse change (actual or threatened) in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company.

         (e) SEC Documents. The Company shall, by April 14, 2003, furnish to each Investor, a true and complete copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Annual Report") and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing December 31, 2002 and ending on the date hereof (the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates.

         (f) Consents. Except for (i) the filing and effectiveness of any registration required to be filed by the Company under the Securities Act in connection with the exercise by any Investor of its rights under the Registration Rights Agreement and (ii) any required state "blue sky" law filings in connection with the transactions contemplated under such registration statement, all consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Effective Date of Amendment No. 2 to the Loan Agreement.

         (g) No Conflict. The execution and delivery of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the

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Articles of Organization or By-laws of the Company or (ii) any material or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulation, applicable to the Company or its properties or assets.

         (h) Brokers or Finders. Except as set forth on Schedule 2.3(h), the Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         (i) New York Stock Exchange. The Common Stock is listed on the New York Stock Exchange.

         (j) Absence of Litigation. There is no pending (or to the best of the Company's knowledge, threatened) action, suit, proceeding or investigation against the Company or any of its direct or indirect subsidiaries, other than that described on Schedule 2.3(j) hereto.

         (k) No Undisclosed Liabilities. Other than as disclosed on the Financial Statements delivered to Purchaser, since December 31, 2002, the Company has incurred no material liabilities or obligations, fixed or contingent, matured or unmatured or otherwise, except for liabilities or obligations that, individually or in the aggregate, do not or would not have a material adverse effect on the financial condition or business of the Company and its subsidiaries other than (a) liabilities and obligations arising in the ordinary course of business and (b) other liabilities disclosed in the schedules to this Agreement.

         (l) Contracts. All contracts, agreements and instruments required to be filed as an exhibit to the annual report of the Company are legal, valid, binding and in full force and effect and, to the knowledge of the Company, are enforceable by the Company in accordance with their respective terms, subject to
(a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, (b) rules of law governing specific performance, injunctive relief or other equitable remedies, and (c) actions or omissions of Persons other than the Company, provided, however, that the Company has no actual knowledge of any material actions or omissions by such other Persons. Except as disclosed in the Annual Report and other than contracts or agreements relating exclusively to the Company's pre-clinical and clinical development and manufacturing activities, the Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any contract or agreement that materially restricts the Company's exclusive right to develop, manufacture, assemble, distribute or sell its products.

         (m) Subsidiaries; Joint Ventures. The Company has no subsidiaries other than Leasecomm Corporation, a company organized under the laws of the Commonwealth of Massachusetts and a wholly-owned Subsidiary of the Company, and does not otherwise own or control, directly or indirectly, any other Person, other than MFI Finance Corp. I, a corporation organzied under the laws of the Commonwealth of Massachusetts and a wholly-owned Subsidiary of Leasecomm Corporation and MFI Finance II, LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts and a wholly-owned Subsidiary of Leasecomm Corporation. The Company is not a participant in any joint venture, partnership, or similar arrangement material to its business.

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         (n) Taxes. Each of the Company and any Subsidiary of the Company has
filed (or has had filed on its behalf) or will timely file or will cause to be timely filed, all material Tax Returns (as defined below) required by applicable law to be filed by it prior to or as of the date of the Effective Date of Amendment No. 2 to the Loan Agreement, and such Tax Returns are, or will be at the time of filing, true, correct and complete in all material respects. Each of the Company and any Subsidiary of the Company has paid (or has had paid on its behalf) or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) or will establish or cause to be established in accordance with GAAP on or before the Effective Date of Amendment No. 2 to the Loan Agreement, an adequate accrual for the payment of, all material Taxes (as defined below) due with respect to any period ending prior to or as of the Effective Date of Amendment No. 2 to the Loan Agreement. "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, goods and services, license, value added, capital, net worth, payroll, profits, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by the Internal Revenue Service or any taxing authority (whether state, county, local or foreign) (each, a "Taxing Authority"), including any interest, fines, penalties or additional amounts attributable to or imposed upon any such taxes or other assessments. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority, including information returns, any documents with respect to accompanying payments of estimated Taxes, or with respect to or accompanying requests for extensions of time in which to file any such return, report, document, declaration or other information. There are no claims or assessments pending against the Company or any subsidiary of the Company for any material alleged deficiency in any Tax, and neither the Company nor any Subsidiary of the Company has been notified in writing of any material proposed Tax claims or assessments against the Company or any Subsidiary of the Company. Each of the Company and any Subsidiary of the Company has withheld from each payment made to any of its past or present employees, officers and directors, and any other person, the amount of all material Taxes and other deductions required to be withheld therefrom and paid the same to the proper Taxing Authority within the time required by law.

         (o) Percentage. The Warrant Shares represent in the aggregate two percent (2%) of the issued and outstanding capital stock of the Company as of the date hereof calculated on a fully diluted basis, after giving effect to all options and warrants (whether issued and outstanding or reserved for issuance for the purchase of capital stock of the Company but exclusive of 1,675,000 shares of Common Stock of the Company issuable upon exercise of options to purchase shares of the Company, outstanding on the date hereof, with a strike price above the fair market value of the stock of the Company on the date hereof).

                                   ARTICLE III

                              SALE AND PURCHASE OF

                               WARRANTS AT CLOSING

         At the Closing hereunder, the Company will issue and sell to each of the Lenders, subject to the terms and conditions hereof and in reliance upon the written representations and warranties of the Company, in consideration for each of the Lenders entering into Amendment No. 2 to the Loan Agreement, a Warrant to subscribe for and purchase the number of share of Common Stock indicated next to such Lender's name on Exhibit B hereto and the Company hereby acknowledges receipt of such consideration.

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                                   ARTICLE IV

                                   THE CLOSING

         The closing under this Agreement (the "Closing") will take place at 9:00 a.m., local time, on April 14, 2003, or at such other time and on such other date as may be mutually agreed upon in writing by the Lenders and the Company. At the Closing, the Company will (among other things) deliver to the Lenders the Warrants purchased by the Lenders hereunder, and each Lender will deliver to the Company the total consideration payable by such Lender for the Warrant.

                                    ARTICLE V

                         REPRESENTATIONS OF THE LENDERS

         Each Lender severally represents and warrants to the Company that:

         (a) Such Lender is purchasing the Warrant from the Company in accordance with the terms hereof for such Lender's own account without a view to any distribution thereof in violation of the Securities Act, but, subject, nevertheless, to any requirement of law that the disposition of such Lender's property shall at all times be within such Lender's control. Each Lender has been informed and understands that the Securities have not been registered pursuant to the provisions of Section 5 of the Securities Act and therefore cannot be offered, sold or transferred unless such Securities are registered under the provisions of the Securities Act or an exemption from such registration is available.

         (b) Each Lender represents that it is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act. Each Lender has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of such an investment and is able financially to bear the risks thereof.

         (c) It agrees that each stock certificate or instrument representing or evidencing any Securities shall bear a legend in or substantially in the following form:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE 1933 ACT."

                                   ARTICLE VI

                              COVENANTS OF COMPANY

         The Company hereby covenants with each of the Investors that, except as otherwise expressly permitted or provided, in any particular instance, by a written Investor Consent:

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         SECTION 6.1. RECORDS AND ACCOUNTS. The Company will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP and (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

         SECTION 6.2. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Company will deliver to each of the Investors at their request:

         (a) as soon as practicable after the end of each Company fiscal year and in any event within 90 days after the end of each such fiscal year, a consolidated balance sheet of the Company and Subsidiaries as at the end of such year, and the related statements of income and cash flows or shareholders' equity of the Company and Subsidiaries setting forth in each case the corresponding figures for the preceding fiscal year, such statements to be certified by a firm of independent certified public accountants selected by the Company;

         (b) as soon as is practicable after the end of each fiscal quarter of each Company fiscal year and in any event within 45 days thereafter, consolidated balance sheet of the Company and Subsidiaries as of the end of such period and the related statements of income and cash flows and shareholders' equity of the Company and Subsidiaries, subject to changes resulting from year-end adjustments, such balance sheet and statements to be prepared and certified by an authorized representative of the company in an officer's certificate as having been prepared in accordance with GAAP except for footnotes and year-end adjustments; and

         (c) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Company.

                                   ARTICLE VII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

         SECTION 7.1. SURVIVAL OF REPRESENTATIONS. The representations and warranties of the Company and of the Lenders and the Investors contained in this Agreement, or any agreement, instrument or document delivered pursuant to any of the provisions of this Agreement, shall survive the execution and delivery of this Agreement, any examination or investigation conducted by or on behalf of the Company or the Lender, and the Closing hereunder.

         SECTION 7.2. INDEMNIFICATION FOR MISREPRESENTATIONS. The Company agrees to indemnify and hold the Lenders harmless from and against, and to pay to the Lenders, on demand by the Lenders from time to time, the full amount of any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) resulting to the Lenders from any false, incorrect or misleading representation or warranty of the Company contained in this Agreement, or any agreement, instrument or document delivered by the Company to the Lenders pursuant to any of the provisions of this Agreement.

         SECTION 7.3. EXPENSES. Whether or not all or any of the arrangements or transactions contemplated by this Agreement or by any of the Warrants shall be consummated, the Company agrees to pay to the Investors, on demand by the Investors at any time and as often as the occasion

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therefor may require: (a) all of the reasonable legal fees, plus all reasonable out-of-pocket expenses and disbursements, of one set of counsel to the Investors, which have been or shall be incurred or sustained at any time in connection with the preparation, negotiation, execution or delivery of this Agreement, any of the Warrants, the Co-Sale Agreement, the Registration Rights Agreement or any other agreements, instruments or documents relating thereto; and (b) all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by any Investor at any time in connection with any modifications or amendments to or consents, approvals or waivers under this Agreement, any of the Warrants, the Co-Sale Agreement or the Registration Rights Agreement or in connection with any litigation, proceeding or dispute arising out of or relating to this Agreement, any of the Warrants, the Co-Sale Agreement, the Registration Rights Agreement or relationships created thereby, or in connection with any action or proceeding taken by any Investor to protect or preserve all or any of the rights, remedies, powers or privileges of such Investor under any of such documents or to enforce any of the covenants, agreements or obligations of the Company under any of such documents (including, without limitation, all of the reasonable fees and disbursements of legal counsel for each Investor).

                                  ARTICLE VIII

                                PREEMPTIVE RIGHTS

         (a) The Company shall not issue or sell any of its equity securities (including securities convertible into equity securities) (collectively, the "Future Shares") to any Person without first providing each Investor the right to subscribe for its Proportionate Percentage (as defined in Section 8(f)) of such Future Shares at the same price and on the same terms (including the method of purchase; provided, however, that the Investors shall have the option of purchasing Future Shares with cash, regardless of the method of purchase offered to such Person) as shall be offered to such third party and which shall have been specified by the Company in a writing delivered to each Investor (the "Proposal"). The Proposal by its terms shall remain open and irrevocable for a period of 20 days from the date it is delivered by the Company to each Investor (the "Future Shares Exercise Period"). The Proposal shall also certify that the Company has either (i) received a firm offer from a prospective purchaser, who shall be identified in such certification, so that the Company in good faith believes a binding agreement of sale is obtainable for consideration having a fair market, cash equivalent or present value set forth in such certification; or (ii) intends in good faith to make an offering of its securities at the price and on the terms set forth in such certification.

         (b) Notice of each Investor's acceptance, in whole or in part, of the Proposal made pursuant to Article 8(a) hereof shall be evidenced by a writing signed by such Investor delivered to the Company prior to the end of the Future Shares Exercise Period setting forth that portion of the Future Shares, as the case may be, which the Investor elects to purchase (the "Notice of Purchase"). If an Investor does not deliver such written notice within the Future Shares Exercise Period, such Investor shall be deemed to have elected not to purchase all or any part of such Future Shares.

         (c) The Company shall promptly, in writing, inform each Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten-day period commencing after the delivery by the Company of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Future Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors which is equal to the proportion that the number of shares of Common Stock, and other securities, issued and

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held, or issuable (whether directly or indirectly) upon exercise of the Warrant, or other derivative securities, held by such Fully-Exercising Investor, as the case may be, then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock, and other securities, issued and held, or issuable (whether directly or indirectly) upon exercise of the Warrant, or other derivative securities, held by such Fully-Exercising Investor, as the case may be, then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

         (d) In the event that the Investors do not purchase all of the remaining Future Shares pursuant to Article 8(c) above, the Company shall have 120 days from the expiration of the Future Shares Exercise Period to offer and sell any part of such Future Shares not elected to be purchased by the Investors (the "Refused Future Shares") to any other Person(s), but only upon terms and conditions in all respects (including, without limitation, price, seniority, dividends and liquidation, redemption and conversion rights) which are no more favorable to such other Person(s) or less favorable to the Company than those set forth in the Proposal; provided, however, that such sale be to the same Person(s) or their affiliates identified in the Proposal, if so identified pursuant to Article 8(a). In the event that the Company so sells the Refused Future Shares to such identified Person(s), the sale to each Investor of the Future Shares in respect of which a Notice of Purchase was delivered to the Company by such Investor shall occur upon the closing of the sale to such other Person(s) of Refused Future Shares (which closing shall include full payment to the Company). If there are no Refused Future Shares, the sale to such Investor of such Future Shares shall occur within 20 days of the expiration of the Future Shares Exercise Period. In any event, the sale to such Investor of such Future Shares shall be on the terms specified in the Proposal. Any Refused Future Shares not purchased by such other Person(s) within such 120-day period shall remain subject to this Article 8.

         (e) The term "Proportionate Percentage" in Article 8(a) shall mean, as to any Investor, that percentage figure which expresses the ratio which (i) the aggregate number of shares of Common Stock, and other securities, then (a) outstanding and owned by such Investor and (b) issuable (whether directly or indirectly) upon exercise of such Investor's Warrant bears to (ii) the aggregate number of shares of Common Stock, and other securities, (a) outstanding and owned by all Investors and (b) issuable (whether directly or indirectly) upon conversion of the Warrants of all Investors. An Investor shall be entitled to apportion the preemptive rights hereby granted it among its partners, members and affiliates in such proportion as it deems appropriate.

         (f) Notwithstanding anything in this Article 8 to the contrary, a Investor shall not be entitled to any preemptive rights in connection with any issuance of shares of Common Stock (i) upon exercise of any of the Warrants (and other convertible securities outstanding as of the date hereof); (ii) upon exercise of options or warrants to purchase Common Stock of the Company that are outstanding on the date of this Agreement; (iii) issued pursuant to, or upon exercise of options granted under, the Company's existing stock plan entitled MicroFinancial Incorporated 1998 Equity Incentive Plan; (iv) issued as a stock dividend to accomplish a stock spilt or subdivision of shares or upon any subdivision of shares; (v) issued in connection with the acquisition of another corporation or other business entity by the Company by merger, purchase of substantially all assets or other reorganization whereby the Company owns, upon consummation of such acquisition, greater than fifty percent (50%) of the voting power to elect the directors of such corporation or other business entity; (vi) to underwriters and/or the public pursuant to a qualified public offering and
(vii) issued in any merger or consolidation of the Company, provided that such merger or consolidation is approved by the Majority Investors; provided, however, that notwithstanding anything in this Article 8(f) to the contrary, to the extent legally permissible, the Investors (excluding any individuals) shall have the preemptive rights described in Article 8(a) hereof to purchase a number of shares equal, in the aggregate, to 5% of the shares of the Company (other than underwriters' warrants) sold in the qualified public offering (excluding the over-allotment option), such shares to be allocated by the Investors on a pro rata basis determined in accordance with the number of shares of Common Stock issuable upon exercise of the Warrants; and provided further, that (i) such shares are purchased at the price at which such securities are sold by the underwriters to the public, (ii) the Investors shall purchase such shares directly from the Company in a transaction that is exempt from registration under the 1933 Act and that will close prior to or concurrently with the qualified public offering, (iii) such offering shall occur on or after that date which is one year from the date hereof; (iv) Investors who purchase such shares shall be qualified institutional buyers (as such term is defined in Rule 144A promulgated under the Securities Act); and (v) Investors shall comply with all federal and state securities laws in connection with such purchase.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1.  NOTICES.

         (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

             (i) if to the Company, at the address of the Company set forth on the first page hereof, or at such other address as shall have been furnished to each of the Investors in writing by the Company and a copy thereof shall in any event be simultaneously transmitted to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, Attention: Richard Mikels;

             (ii) if to any Investor, at such addresses (in each case) as shall have been furnished to the Company and to the other Investors by such Investor in writing, and a copy thereof shall in any event be simultaneously transmitted to Jonathan K. Bernstein, Esq., Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110.

         (b) Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

         SECTION 9.2. GOVERNING LAW. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 9.3. AMENDMENTS AND WAIVERS.

         (a) Except as otherwise provided by paragraph (b) of this Section 9.3, and except as otherwise expressly required by any other provisions of this Agreement, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless (i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive a prior written Investor Consent therefor.

         (b) Each of the terms and provisions contained in this Section 9.3 or in the definitions of Permitted Transferee, Investor Consent or Majority Investors contained in Article I hereof may be amended, modified, supplemented, waived or terminated only by a written instrument or consent signed by the Company and by each of the Investors holding of record any Securities at the effective date thereof.

         (c) In connection with any action taken or to be taken pursuant to paragraph (a) of this Section 9.3, there shall be no obligation or requirement on the part of the Company, any of the Investors or any other Persons (i) to solicit or to attempt to solicit from all of the Investors the consent or approval of all of the Investors for such action, or (ii) to submit any notices of any kind to all of the Investors in advance of any action proposed to be taken pursuant to paragraph (a) of this Section 9.3. However, copies of all written consents or approvals given by Investors in connection with any action taken or to be taken pursuant to and in compliance with paragraph (a) of this
Section 9.3 shall be sent by the Company, promptly after the receipt thereof by the Company, to each Investor who shall have failed or refused to give a written consent or approval for such action.

         (d) Any action taken pursuant to and in compliance with paragraph (a) of this Section 9.3 shall be binding upon the Company and upon all of the Investors, including all of the Investors who shall have failed or refused to give a written consent or approval for such action.

         SECTION 9.4. RIGHTS AND OBLIGATIONS SEVERAL. The rights and obligations of each of the parties hereto shall be several (and not joint), except as otherwise expressly provided by this Agreement.

         SECTION 9.5. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.6. ASSIGNMENT. This Agreement shall inure to the benefit and be binding upon each Lender and its heirs, successors and assigns. The Company's obligations under this Agreement shall not be assigned, and its duties under this Agreement shall not be delegated.

         SECTION 9.7. ENTIRE AGREEMENT. This Agreement, including Exhibit A hereto, and the Warrants constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior understandings or agreements concerning the subject matter hereof.

         SECTION 9.8. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         SECTION 9.9. BINDING EFFECT. All of the covenants and agreements of the Company contained in, and all of the rights granted by the Company pursuant to, this Agreement, shall inure to the benefit of each Investor, including each of the Permitted Transferees of such Investor. None of such covenants, agreements or rights shall be assignable or transferable by any Investor to any Person except to a Person who is a Permitted Transferee of such Investor.

         SECTION 9.10. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return such counterpart to the undersigned, whereupon this Agreement, as so accepted by you, shall become a binding agreement under seal between you and the undersigned.

                                                Very truly yours,

                                                MICROFINANCIAL INCORPORATED

                                                By: /s/ Authorized Signatory
                                                    --------------------------
                                                    Name:
                                                    Title:

                                                Dated as of: April 14, 2003

         The foregoing Warrant Purchase Agreement with MicroFinancial Incorporated is hereby accepted by the undersigned on and as of the date thereof.

                                          INVESTORS:

                                          FLEET NATIONAL BANK,  individually and
                                          as  Agent

                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:


                                          BANKNORTH, N.A.

                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:


                                          BROWN BROTHERS HARRIMAN & CO.

                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:

                                          CITIBANK


                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:


                                          CITIZENS BANK OF MASSACHUSETTS


                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:

                                          KEYBANK NATIONAL ASSOCIATION


                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:



                                          NATIONAL CITY BANK


                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:


                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:



                                          UNION BANK OF CALIFORNIA, N.A.


                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Name:
                                              Title:


                                      - 3 -